Schedule 14A. (Rule 14a-101)
Information required in proxy statement.
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant [  ]
Filed by a party other than the Registrant [X]
Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material under  Rule 14a-12

Name of Registrant as Specified In Its Charter:
Solitron Devices, Inc.

 Name of Person(s) Filing Proxy Statement, if other than the
Registrant:
Furlong Fund LLC
Furlong Financial LLC
Daniel Rudewicz

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 (4) Proposed maximum aggregate value of transaction:

 (5) Total fee paid:
[  ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Preliminary Copy Subject to Completion
Dated February 22, 2013

Daniel Rudewicz
Furlong Financial, LLC
10 G Street, NE
Suite 710
Washington, DC 20002

Dear Fellow Stockholder:

	Furlong Fund LLC, a private investment fund run and operated by Daniel Rudewicz and Furlong
Financial, LLC, (Furlong Fund LLC, Furlong Financial
LLC, and Daniel Rudewicz being collectively
"Furlong"), beneficially owns 18,000 common voting shares of Solitron Devices, Inc. (the "Company"), thereby representing approximately .83% of the Company. Furlong is seeking your support at the annual meeting of stockholders to be held on __________________ at _________________________ or any adjournment or postponement thereof, at ______________________ ("Annual Meeting"). Furlong
is seeking your support for the following Proposals:

1.	to elect the director nominees of Furlong,
Daniel Rudewicz and Benjamin Large ("Primary
Nominee(s)"), in opposition to two (2) of the Company's nominees;

2.	to approve an amendment to the Bylaws of the
Company, adding language that clarifies the majority voting standard for director elections;

3.	to adopt a nonbinding resolution strongly
urging the Company's Board to immediately to redeem any and all outstanding Rights (defined in the proxy material) plans;

4.	to approve an amendment to the Bylaws of the
Company to require stockholder approval in order to authorize, establish, adopt, or amend any rights plan, poison pill or similar plan;

5.	to adopt a binding resolution that would repeal
any provision of the Bylaws in effect at the time of the Annual Meeting that was not included in the Bylaws as publicly filed with the Securities and Exchange Commission prior to January 14, 2013, and is inconsistent with any of the proposals approved by the stockholders at the Annual Meeting;

6.	to approve an amendment to the Bylaws of the
Company ("Bylaws") to allow for greater
stockholder access to the Company's proxy materials;

7.	to approve an amendment to the Bylaws of the
Company, adding language that clarifies the stockholders' right at the annual meeting or at any other meeting at which directors are elected to elect directors into newly created directorships;

8.	to approve an amendment to the Bylaws of the
Company to provide for an increase in the size of the Company's Board of Directors ("Board") to at least six (6) directors;

9.	to elect additional director nominees of
Furlong, Steven L. Kiel, Derek J. Cash, and
Ryan Morris ("Secondary Nominee(s) and together with Primary Nominees, "Director Nominee(s)"), to fill the three (3) newly created directorships resulting from the passage of Proposal 8 or to fill any new directorships created prior to or at the Annual Meeting; and

10.	to transact any other business that may be
properly be raised at the Annual Meeting.

	All of Furlong's Proposals listed above would have immediate effect if passed by the stockholders at the Annual Meeting.

       The Board is currently composed of three (3)
Directors. All three (3) seats are up for re-election at the Annual Meeting. Furlong is seeking at least two (2) seats on the Company's Board of Directors to ensure that the interests of the Company's stockholders are properly represented.
Furlong is also seeking to expand the size of the Board because it believes such expansion may provide a larger diversity of opinions on the Board. If
Proposal 8, noted above, is passed and made effective and the number of director seats increased there will be an additional three (3) Board seats up for election.

	Furlong is simply seeking to maximize the value of the Company's shares, a fiduciary obligation that must be met by the Company's Board of Directors. If the Board remains at three (3) seats and Furlong's
Primary Nominees are elected, they will constitute a majority the Board. If the Board is expanded to six
(6) seats, through the passage of Proposal 8 or otherwise, and Furlong's Primary Nominees and Secondary Nominees are elected, Furlong's Director
Nominees will constitute a majority of the Board.

       Based on the most recent 10-Q filed with the Securities and Exchange Commission, Furlong estimates that the Treasury bills and certificate of deposit account on the balance sheet is worth approximately
$2.70 per share. While placing a priority on making sure the Company stays within the ownership limitations of Section 382 of the Internal Revenue
Code in order to preserve the ability of the Company to use its Net Operating Loss Carryforwards,
Furlong's nominees if elected to the Board intend to consider and evaluate all available methods to return excess cash to shareholders.

       Furlong is soliciting proxies to elect not only its Director Nominees but also the candidates who have been nominated by the Company, other than ______________________. This process gives stockholders the ability to vote for the total number of Directors up for election at the Annual Meeting.
The background and qualifications of the Company's nominees, added to other information about them, can be found in the Company's most recently filed 10-K annual report, as filed with the Securities and Exchange Commission.

       Furlong urges you to consider carefully the information contained in the attached Proxy Statement and then support its efforts by signing, dating and returning the enclosed BLUE proxy card today. The attached Proxy Statement and the enclosed BLUE proxy card are first being furnished or made available to the stockholders on or about __________________, 2013. (Furlong intends to release the definitive proxy material on or about March 4, 2013).

	Do not sign the Company's _______________ proxy card sent on or about February ______________. It is imperative that you disregard all ____________ proxy cards sent by the Company. If you have already voted the _________________ proxy card furnished by the Company, you may exercise your right to change your vote by signing, dating and returning the enclosed
BLUE proxy card at a later date or by voting in person at the Annual Meeting.

	If you have questions or require assistance or need additional copies of Furlong's proxy materials, please contact Mr. Daniel Rudewicz, at the phone number located below.

Sincerely,

Daniel Rudewicz, CFA
Furlong Financial, LLC
202-999-8854


ANNUAL MEETING OF STOCKHOLDERS
OF
SOLITRON DEVICES, INC.

  PRELIMINARY PROXY STATEMENT OF FURLONG FUND LLC

TO VOTE PLEASE FOLLOW THE VOTING INSTRUCTIONS ON THE
ENCLOSED BLUE PROXY CARD.

       This Proxy Statement and the enclosed BLUE proxy card are being furnished or made available by Furlong Fund LLC ("Furlong"), upon the direction of Daniel Rudewicz and Furlong Financial, LLC. Furlong is seeking your support for the election of its Director Nominees (defined below)
to the Board of Directors ("Board") of Solitron Devices, Inc. ("Company") and for the approval of its Proposals listed below. Furlong is seeking your support at the annual meeting of the stockholders to be held on _____________________ at _________________________ local time, or any adjournment or postponement thereof, at
__________________________ ("Annual Meeting").   This Proxy
Statement and the enclosed BLUE proxy card are first being furnished or made available to the stockholders on or about _______________, 2013. (Furlong intends to release the definitive proxy material on or about February 22, 2013).

	This Proxy Statement and the enclosed BLUE proxy card are being furnished or made available to the stockholders of the Company for the following purposes and in reference to the following Proposals:

1.	to elect the director nominees of Furlong, Daniel
Rudewicz and Benjamin Large ("Primary Nominee(s)"), in opposition to two (2) of the Company's nominees;

2.	to approve an amendment to the Bylaws of the Company
("Bylaws"), adding language that clarifies the majority voting standard for director elections;


3.	to adopt a nonbinding resolution strongly urging the
Company's Board to immediately to redeem any and all outstanding Rights (defined in the proxy material) plans;

4.	to approve an amendment to the Bylaws of the Company
to require stockholder approval in order to authorize, establish, adopt, or amend any rights plan, poison pill or similar plan;

5.	to adopt a binding resolution that would repeal any
provision of the Bylaws in effect at the time of the Annual Meeting that was not included in the Bylaws as publicly filed with the Securities and Exchange
Commission prior to January 14, 2013, and is inconsistent with any of the proposals approved by the stockholders at the Annual Meeting;

6.	to approve an amendment to the Bylaws of the Company
("Bylaws") to allow for greater stockholder access to the Company's proxy materials;

7.	to approve an amendment to the Bylaws of the Company,
adding language that clarifies the stockholders' right at the annual meeting or at any other meeting at which directors are elected to elect directors into newly created directorships;

8.	to approve an amendment to the Bylaws of the Company
to provide for an increase in the size of the Company's Board to at least six (6) directors;

9.	to elect additional director nominees of Furlong,
Steven L. Kiel, Derek J. Cash, and Ryan Morris
("Secondary Nominee(s) and together with Primary
Nominees, "Director Nominee(s)"), to fill the three
(3) newly created directorships resulting from the passage of Proposal 8 or to fill any new directorships created prior to or at the Annual
Meeting; and

10.	to transact any other business that may be properly
be raised at the Annual Meeting.

	All of Furlong's Proposals listed above would have immediate effect if passed by the stockholders at the Annual Meeting.

       The Company has set the record date for determining
stockholders entitled to notice of and to vote at the
Annual Meeting as the close of business on
______________________.   The mailing address of the
principal executive office of the Company is 3301
Electronics Way, West Palm Beach, FL 33407. Stockholders of record at the close of business on _______________are entitled to vote at the annual meeting. According to the publicly available information provided by the Company, as of the record date, 2,177,832 shares of the Company's common voting stock were issued ("Share(s)"), outstanding, and entitled to vote at the Annual Meeting. As of the record date, Furlong beneficially owns 18,000 Shares of the Company's common voting stock, thereby representing approximately .83% of the Company. Furlong intends to vote such Shares (i) for the election of its Primary Nominees to the Company's Board of Directors, (ii), for the election of all Company nominees, other than_______________________,
(iii) to approve Proposals 2,3,4,5,6,7, and 8 listed in these proxy materials, and (iv) conditioned on the approval and effectiveness of Proposal 8 or other increase in the size of the Board, for the elections of its Secondary
Nominees.

THIS SOLICITATION IS BEING MADE BY FURLONG, AT THE
DIRECTION OF FURLONG FINANCIAL LLC AND DANIEL RUDEWICZ, AND
NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
FURLONG IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT
BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN.
SHOULD OTHER MATTERS, WHICH FURLONG IS NOT AWARE OF A
REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE
THE ANNUAL MEETING, THE PERSON NAMED AS PROXY ON THE
ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN HIS
DISCRETION.

FURLONG MAKES NO GUARANTEE THAT ITS NOMINEES, IF ELECTED,
WILL BE ABLE TO RETURN ANY EXCESS CASH TO SHAREHOLDERS, NOR
DOES FURLONG MAKE ANY GUARANTEE THAT ITS NOMINEES WILL BE
ABLE TO EFFECT ANY ACTION, PARTICULARLY IF FURLONG'S
NOMINEES CONSTITUTE ONLY A MINORITY OF THE BOARD AFTER THE
ANNUAL MEETING.
FURLONG URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY
CARD IN FAVOR OF THE ELECTION OF FURLONG'S NOMINEES AND IN
FAVOR OF ITS PROPOSALS.

IF YOU HAVE ALREADY SENT A ______________PROXY CARD
FURNISHED BY THE COMPANY'S MANAGEMENT OR THE BOARD, YOU MAY
REVOKE THAT PROXY AND VOTE FOR EACH OF THE PROPOSALS
DESCRIBED IN THIS PROXY STATEMENT, INCLUDING THE ELECTION
OF FURLONG'S NOMINEES, BY SIGNING, DATING AND RETURNING THE
ENCLOSED BLUE PROXY CARD.  THE LATEST DATED PROXY IS THE
ONLY ONE THAT COUNTS.  ANY PROXY, INCLUDING THE ONE TO
FURLONG, MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL
MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A
LATER DATED PROXY FOR THE ANNUAL MEETING TO FURLONG, OR TO
THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE
ANNUAL MEETING.  IF YOU HOLD YOUR SHARES THROUGH A BANK,
BROKER OR OTHER CUSTODIAN, YOU MUST OBTAIN A LEGAL PROXY
FROM SUCH CUSTODIAN IN ORDER TO VOTE IN PERSON AT THE
ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy
Materials
for the Annual Meeting.

This Proxy Statement and the enclosed BLUE proxy card are available at
________________.com.

IMPORTANT

       Your vote is important, no matter how many Shares you own. Furlong urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of its Director Nominees and FOR the amendment of the Bylaws.

*	If your Shares are registered in your own name,
please sign and date the enclosed BLUE proxy card and return it today to Furlong at the address listed below. The BLUE proxy card may also be executed electronically or by telephone by following the instructions provided on the card.

*	If your Shares are held in a brokerage account or
bank, you are considered the beneficial owner of the
Shares, and these proxy materials, together with the
Furlong's BLUE proxy card, are being forwarded to you
by your broker, bank, or trustee.  As a beneficial
owner, you must instruct your broker, bank, trustee
or other representative how to vote.  Other than
incidental items, your broker cannot vote your Shares
on your behalf without your instructions.
..
*	Depending upon your broker or custodian, you may be
able to vote either by toll-free telephone or through the internet.

       Since only your latest dated proxy card will count, Furlong urges you not to return any _______________ proxy card you receive from the Company. Even if you return the ____________ proxy card marked "abstain" or "against" as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to Furlong.
Remember, you can vote for Furlong's Director Nominees only on Furlong's BLUE proxy card, herein enclosed. Please make certain that the latest dated proxy card you return is Furlong's BLUE proxy card.

Please call Daniel Rudewicz if you need assistance in voting Furlong's BLUE proxy card or if you have any questions concerning this proxy statement:

Daniel Rudewicz
Furlong Financial, LLC
10 G Street, NE
Suite 710
Washington, DC 20002
202-999-8854

BACKGROUND OF THE SOLICITATION

       From January, 2010 to November 2012 Daniel Rudewicz, in his role as the Investment Advisor, Managing Member, and beneficial owner of all investments belonging to Furlong
Financial and its related entities, including Furlong Fund
LLC and Furlong Samex (the predecessor entity to Furlong
Fund), purchased 18,000 shares of the Company.

       On July 9, 2010 Mr. Rudewicz spoke with CEO Shevach
Saraf on the phone. During the conversation, Mr. Rudewicz discussed several items with Mr. Saraf including environmental liabilities and the Company's market valuation at or near the value of its cash and treasury accounts.

       On January 13, 2013 Furlong Fund filed a Delaware
General Corporation Law ("DGLC") Section 211 motion ("211
Request" or "211 Matter") to compel an annual meeting in the Delaware Chancery court because after almost three years as a shareholder and having read various accounts of other shareholders on financial websites, the Company still has not had an annual meeting to elect directors in over ten (10) years.

       On January 14, 2013. Mr. Rudewicz as beneficial owner of Furlong Fund's shares submitted a Rule 14a-8 shareholder proposal to be included in the Company's proxy materials in relation to the Annual Meeting.

       On January 18, 2013 Counsel for the Company contacted the counsel for Mr. Rudewicz responsible for filing the 211
Request and the parties briefly discussed the 211 Request.

       On January 22, 2013. Mr. Rudewicz called Mr. Saraf.
Mr. Rudewicz left a message with Mr. Saraf's assistant to have Mr. Saraf call Mr. Rudewicz back. Through a law firm, Mr. Rudewicz submitted a DGCL Section 220 request ("220
Request") demanding books record, and documents for various items.

       On January 22, 2013 Mr. Rudewicz sent a copy of
Furlong's notice to the Company of Furlong's intent to propose business at the Annual Meeting and nominate directors for election at the Annual Meeting.

       On January 24, 2013 Mr. Rudewicz's counsel communicated an offer in order to resolve the 211 Matter with the Company, however, no agreement was reached.

       On January 25, 2013. Mr. Rudewicz received an email from Mr. Saraf. The topic of the attached letter related to requesting additional proof of ownership to comply with Rule 14a-8 and the submission of stockholder proposal thereunder.

       On January 28, 2013. Mr. Rudewicz called Mr. Saraf but Mr. Rudewicz only spoke with Mr. Saraf's assistant.

       On January 29, 2013. The Company sent a response to the 220 Request claiming that the demand had been rejected because the Company's counsel claimed that there was not a "credible basis" for the demand.

       On February 5, 2013 Mr. Rudewicz provided an amended notice to the Company of its intent to propose business at the Annual Meeting, nominate directors for election, and to solicit proxies from the stockholders of the Company.

       On February 5, 2013, Mr. Rudewicz submitted a letter to the Company noting that he would be withdrawing his prior Rule 14a-8 stockholder proposal submitted on January
14, 2013. On the same date, the Mr. Rudewicz submitted a new Rule 14a-8 stockholder proposal, which instructs the Company's to include in its proxy material the same resolution found at Proposal 2 of this Proxy Statement.

	On February 11, 2013 Mr. Rudewicz, the Company, and their respective legal counsels had a meeting concerning the resolution of the pending litigation noted above and concerning the resolution of this proxy solicitation. At the request of the Company's counsel the specifics of the discussion were to remain confidential.

	On February 12, 2013 Mr. Rudewicz received an email from Mr. Saraf. The attached letter stated that the Company had received the amended notice.

As of February 21, 2013, no agreement to resolve the significant matters of this solicitation has been reached among the parties.

PROPOSAL 1
ELECTION OF FURLONG'S PRIMARY NOMINEES

       The Board is currently composed of three (3)
Directors.  Three (3) Director seats are up for election.
Furlong is seeking your support at the Annual Meeting to elect its Primary Nominees, in opposition of two of the Company's nominees, _____________________. Please note that Furlong is seeking two (2) of the currently available three (3) seats for its Primnary Nominees.

       If elected, Furlong's Primary Nominees will represent a majority of the members of the Board.
 Furlong's Primary Nominees
       Each Primary Nominee, as listed below, is independent of the Company in accordance with the rules of the Securities and Exchange Commission and Section 301 of the Sarbanes-Oxley Act of 2002, as applicable to issuers listed on a national securities exchange or in an inter-dealer
quotation system.   Each Primary Nominee is committed to
exploring all alternatives to increase stockholder value.
If elected, the Primary Nominees are committed to acting in the best interest of the Company's stockholders and will pursue their efforts diligently and promptly. Furlong's nominations were made in a timely manner and incident to the notice sent to the Company on January 22, 2013, as amended on February 5, 2013, as required by the Company's Bylaws.

       If the Primary Nominees are elected and take office as Directors, they intend to discharge their duties as Directors of the Company in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors.

       Below are the (1) names and ages; (2) present principal occupation and employment; (3) material occupations, positions, offices (if any), employments and directorships (if any) for the past five years of the Primary Nominees; and (4) the disclosure of any pending proceeding (if any) in which the Primary Nominee is adverse to the Company. Each of the Primary Nominees has consented to serve as a Director of the Company and to be named in this Proxy Statement as a Nominee.

Daniel Rudewicz, CFA (Age 29)

Present and Past Occupations and Directorships

Mr. Rudewicz has been the managing member of Furlong
Financial LLC, an investment advisory accompany, and the portfolio manager of the Furlong Fund LLC, a private investment fund, and its related entities, since 2008. Mr.
Rudewicz also currently serves as the Chairman of the Furlong Foundation, a non-for-profit corporation founded in 2007. Prior to managing the Furlong Fund, Mr. Rudewicz worked as an analyst at JPMorgan Investment Bank in 2008.
From 2005 to 2008, Mr. Rudewicz worked at Raymond James
Financial, a financial services company.

Education and Other Director Qualifications

Education: Mr. Rudewicz graduated with honors with a BA in Economics from the University of Florida. He is currently pursuing his Juris Doctorate at Georgetown University Law
Center. He is a CFA Charterholder.

Mr. Daniel Rudewicz's current business address is 10 G
Street NE, Suite 710, Washington, DC 20002. Mr. Rudewicz is a citizen of the United States of America.

Pending Proceedings

Furlong, has initiated litigation against the Company to compel the Company to hold an annual meeting. This proceeding has been filed in Delaware Court of Chancery, Docket for Case
#: 8212-VCL.

Benjamin Large (Age 34)

Present and Past Occupations and Directorships

Benjamin Large has over a decade of engineering experience in the defense aerospace industry. From 2001-2011, Mr.
Large was a Senior System Engineer on satellite programs at Northrop Grumman, where he was responsible for the design and analysis of the communications systems. Mr. Large worked on early stage advanced technology proposals that lead to cutting edge new product designs. He was a lead software developer of analytical modeling tools that were used for early stage risk reduction and lowered verification costs to allow for more competitive bidding. He currently (2012 ? present) manages Nutmeg
Investments LLC, a private investment group.

Education and Other Director Qualifications

Education: Mr. Large has a M.S. in Electrical Engineering from the University of Southern California and a B.S. in Computer Engineering from Purdue University.

Mr. Benjamin Large's current business address is PO Box
2163, Manhattan Beach, CA 90267. Mr. Large is a citizen of the United States of America.

       The Primary Nominees will not receive any compensation from Furlong for their role as Directors of the Company. If Daniel Rudewicz is not elected to the Board and the remaining Primary Nominee is elected, such Primary Nominee will be responsible for the payment of the legal costs incurred in connection with the preparation of proxy materials. Otherwise, there are no arrangements or understandings among any of Primary Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by the Primary Nominees to be named in this Proxy Statement and on the enclosed BLUE proxy card and to serve as a Director of the Company if elected.

       Furlong does not expect that its Primary Nominees will be unable to stand for election, but, in the unforeseen event any of the Primary Nominees are incapable of serving or for good cause will not serve, the Shares represented by the enclosed BLUE proxy card will be cast for a substitute nominee, if the unforeseen eventuality is not prohibited under the Bylaws and applicable legalities.
In addition, Furlong reserves the right to nominate a substitute person if the Company makes or announces any changes to its Bylaws or takes or verbalizes any other action that has, or if consummated would have, disqualified the Primary Nominee, to the extent this action is not prohibited under the Bylaws and applicable law. In any such case, the Shares represented by the enclosed BLUE proxy card will be voted in favor of a substitute nominee, including any Secondary Nominee.

       Furlong reserves the right to nominate for election additional person(s), including any Secondary Nominee, to the extent that opting for this action is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing number, or above its contemplated size at the conclusion of the Annual Meeting, or enlarges the number of directors whose terms expire at the Annual Meeting.

       Additional nominations made pursuant to the preceding sentence should be without prejudice to the position of Furlong that any attempt by the Company to increase the size of the Board, or to re-classify, reconstitute or reconfigure the Board, would constitute unlawful manipulation of the Company's corporate machinery.

FURLONG RECOMMENDS THAT YOU VOTE FOR ALL OF ITS PRIMNARY
NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

REASONS FOR PROPOSAL 1:

	As a stockholder of the Company, Furlong's primary
goal is to see stockholder value increased.   If elected,
Furlong's Primary Nominees will work constructively with the rest of the Board and to the best of their ability in the effort to increase stockholder value. Furlong believes its Primary Nominees will provide valuable insights to the Board. Additionally, the Board, according to the Company's most recent public filings with the Securities and Exchange
Commission ("Commission"), has not seen a change in membership since 1996. All director terms have expired.
Based on the Company's publically filed documents, an annual meeting for the election of directors, a right secured under the applicable Delaware law for the stockholders, has not been held in over ten (10) years.
Furlong, is seeking to allow the stockholders to exercise their full voting rights through the solicitation of proxies. Furlong's Primary Nominees are committed to exercising their independent judgment and would seek to work constructively with the other directors.

PROPOSAL 2
AMENDMENT TO THE BYLAWS, ADDING LANGUAGE THAT CLARIFIES THE
MAJORITY VOTING STANDARD FOR DIRECTOR ELECTIONS

       Furlong's proposed amendment was made in a timely manner and incident to the notice sent to the Company on January 22, 2013, as amended on February 5, 2013, as required by the Company's Bylaws.

The proposed amendment is as follows:


"RESOLVED, pursuant to Article VIII of the Bylaws
(the "Bylaws") of Solitron Devices, the stockholders amend Article II, Section 9, of the Bylaws by inserting after the fourth sentence of Section 9 the following language:

Each director shall be elected by the vote of a majority of the votes cast with respect to the director at any meeting at which a quorum is present;
provided, however, that if the number of directors nominated at any such meeting exceeds the number of directorships to be filled, the directors to fill such directorships shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For the purposes of director elections, a majority of votes cast shall mean the number of votes 'for' a director must exceed the number of votes 'withheld' from or voted 'against' that director, with abstentions being excluded. If a director is not elected by a majority of votes cast, the director shall promptly tender his or her resignation to the Board of Directors and the Board of Directors shall decide whether to accept or reject the resignation. The director who tenders his or her resignation as a result of a failed election shall not participate in the Board of Directors' decision regarding whether to accept such resignation. Within
90 days of certification of the election results, the Board of Directors shall act on its decision and publicly disclose its decision and the rationale behind it."

       The potential positive effect of the amendment is that it may raise the voting standard in uncontested director elections.

       Opponents of the amendment may argue that the standards and procedures noted in the amendment are already apparent from the face of the Bylaws.

       You should carefully read the text of the proposed amendment. Furlong will vote your proxy in support of the amendment, if so instructed, in the form presented but reserves the right to vote your proxy for any alternations to the amendment, if such alternations are proposed at the Annual Meeting. If passed, the amendment will be effective immediately.
FURLONG RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2 ON THE
ENCLOSED BLUE PROXY CARD.


REASONS FOR PROPOSAL 2:

	The Bylaws of the Company requires that any matter brought before the annual meeting be decided by the vote of the holders of a majority of the voting power of the issued and outstanding stock present in person or by proxy and entitled to vote on the matter, unless the Bylaws, certificate of incorporation, or statutory law calls for a different voting standing. The Bylaws do not prescribe a separate voting standard for the election of directors.
Arguably, this majority voting standard applies to the election of the directors. However, if the majority voting standard listed in the Bylaws are not deemed to apply to the election of directors, then directors would be elected by a plurality vote. All of this is currently unclear.
The amendment clarifies these issues, requiring a majority of votes cast in uncontested elections and a plurality vote in the event of a contested director election.
Additionally, Furlong believes, in the event of a uncontested election, requiring directors who receive more
"against" votes than "for" votes to tender his or her resignation will give stockholders of the Company another method to communicate their displeasure with any such director.

PROPOSAL 3
NONBINDING RESOLUTION URGING THE BOARD TO REDEEM ANY AND
ALL OUTSTANDING RIGHTS

       Furlong's proposed nonbinding resolution was made in a timely manner and incident to the notice sent to the Company January 22, 2013, as amended on February 5, 2013, as required by the Company's Bylaws.

The proposed nonbinding resolution is as follows:

"RESOLVED,  that  the  stockholders of the Solitron
Devices, Inc. ("Corporation") hereby strongly urge the Board of Directors of the Corporation ("Board") to immediately redeem (the "Redemption") any and all outstanding Rights (as defined in the Rights
Agreement (as defined below)) issued pursuant to that certain Rights Agreement, dated as of May 29, 2012, between the Corporation and Continental
Stock Transfer & Trust Company (the "Rights
Agreement") in accordance with Section 23 of the Rights Agreement and to terminate the Rights
Agreement immediately thereafter; and be it further

RESOLVED, that the stockholders of the Corporation hereby strongly urge the Board to not establish any conditions to the Redemption, other than as specifically required by and set forth in the Rights Agreement; and be it further

RESOLVED, that the stockholders of the Corporation hereby strongly urge the Board to immediately order the Redemption and give immediate public notice of the Redemption."

       Note that this resolution is not binding on the Board and that regardless of whether the resolution is passed or not passed, the Board may choose to ignore the recommendation of the stockholders and take no action.

       The potential positive effect of the resolution is that although not binding, if passed, the resolution would send a strong message to the Board that poison pills and other anti-takeover mechanisms are not in the benefit of the stockholders.

    Opponents of the resolution may argue that poison-pills and other anti-takeover devices are necessary to prohibit abusive take-over practices.

    You should carefully read the text of the proposed nonbinding resolution. Furlong will vote your proxy in support of the nonbinding resolution, if so instructed, in the form presented but reserves the right to vote your proxy for any alternations to the nonbinding resolution, if such alternations are proposed at the annual meeting. If passed, the Board is urged to take action immediately.

FURLONG RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3 ON THE
ENCLOSED BLUE PROXY CARD.

REASONS FOR PROPOSAL 3:

       Furlong has proposed, through sufficient and proper notice to the Company as required under the Bylaws, a resolution urging the Board to immediately redeem any and all outstanding Rights (as defined in the Rights Agreement
(as  defined  below))  issued pursuant to that certain
Rights Agreement, dated as of May 29, 2012, between the Company and Continental Stock Transfer & Trust Company (the
"Rights Agreement" or the "Poison Pill") in accordance with Section 23 of the Rights Agreement and to terminate the Rights Agreement immediately thereafter.

       On May 29, 2012, the Board entered into a Rights
Agreement. The Rights Agreement represents a corporate anti-takeover device, commonly known as a "poison pill."
The Rights may be exercisable when a person or group acquires a beneficial interest of as little as 15% or more of the Common Stock then outstanding if the Board chooses to declare such person or entity an "Adverse Person."

       Furlong is submitting this resolution because it opposes the use of a non-shareholder approved Rights
Agreement to prevent a shareholder from acquiring more than 20% of the Company's shares outstanding or 15% of the Company's shares outstanding if the Board deems the shareholder an Adverse Person.

       The Rights Agreement is fully described in the Company's most 10-K annual report filed with the ("Commission") on May 29, 2012. The Rights Agreement, in its complete form, has also been filed along with the Company's 10-K annual report filed with the Commission on May 29, 2012.

PROPOSAL 4
AMENDMENT TO THE BYLAWS, REQUIRING STOCKHOLDER APPROVAL IN
ORDER TO AUTHORIZE, ESTABLISH, ADOPT, OR AMEND ANY RIGHTS
PLAN, POISON PILL OR SIMILAR PLAN

       Furlong's proposed amendment was made in a timely manner and incident to the notice sent to the Company on January 22, 2013, as amended on February 5, 2013, as required by the Company's Bylaws.

The proposed amendment is as follows:

"RESOLVED, that the Bylaws ("Bylaws") of Solitron Devices, Inc. ("Corporation") shall be amended to add the following Article IX:

ARTICLE IX
POISON PILLS

(a) In addition to any affirmative vote of stockholders required by any provision of law, the restated certificate of incorporation of the Corporation or these Bylaws, the Corporation shall not authorize, establish, adopt, or amend any Poison Pill (as defined in subsection (b) below) without the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting as a single class.

(b) For purposes of these Bylaws, a "Poison Pill" shall mean any plan or arrangement of the sort commonly referred to as a "rights plan" or "stockholder rights plan" or "shareholder rights plan" or "poison pill" that is designed to prevent or make more difficult a hostile takeover of the Corporation by increasing the cost to a potential acquirer in such a takeover either through the issuance of new rights, shares of common stock or preferred stock or any other security or device that may be issued to stockholders of the Corporation other than ratably to all stockholders of the corporation that carry severe redemption provisions, favorable purchase provisions or otherwise.

(c) Notwithstanding Article VIII of these Bylaws, no provision of this Article IX may be amended, modified, repealed or superseded without the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting as a single class."


       The potential positive effect of the amendment is that it would give the stockholders a say in what anti-takeover mechanism the Board decides to put in place, allowing the stockholders to make a decision concerning such measures.

       Opponents of the amendment may argue that it restricts the Board from putting in place certain defensive strategies that it believes would protect against abusive takeover tactics.

       You should carefully read the text of the proposed amendment. Furlong will vote your proxy in support of the amendment, if so instructed, in the form presented but reserves the right to vote your proxy for any alternations to the amendment, if such alternations are proposed at the Annual Meeting. If passed, the amendment will be effective immediately.
FURLONG RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4 ON THE
ENCLOSED BLUE PROXY CARD.

REASONS FOR PROPOSAL 4:

       As noted above under Proposal 3, Furlong is submitting this resolution because it opposes the use of non-shareholder approved Rights Agreements.


PROPOSAL 5
A BINDING RESOLUTION THAT WOULD THAT WOULD REPEAL BYLAWS
THAT WOULD FRUSTRATE CERTAIN STOCKHOLDER RIGHTS

       Furlong's proposed binding resolution was made in a timely manner and incident to the notice sent to the Company on January 22, 2013, as amended on February 5,
2013, as required by the Company's Bylaws.

The proposed binding resolution is as follows:

"RESOLVED, that any provision of the Bylaws
("Bylaws") of Solitron Devices, Inc. ("Corporation") as of the effectiveness of this resolution that was not included in the Bylaws of the Corporation as publicly filed with the Securities and Exchange
Commission prior to January 14, 2013 and is inconsistent with any of the proposals approved by stockholders at this annual meeting of the stockholders of Corporation be and hereby are repealed."

       The potential positive effect of this binding resolution is that it may result in the repeal or amendment of Bylaw provisions that may serve to alter, change, or otherwise limit the rights of stockholders (including the right to properly nominate, elect, and seek proxies for stockholder nominees and other stockholder proposals) without adequate notice.

    Opponents of the binding resolution may argue that it could have the effect of repealing one or more properly adopted bylaw amendments that the Board believes are in the best interest of the stockholders.

    You should carefully read the text of the proposed binding resolution. Furlong will vote your proxy in support of the binding resolution, if so instructed, in the form presented but reserves the right to vote your proxy for any alternations to the binding resolution, if such alternations are proposed at the Annual Meeting. If passed, the binding resolution will be effective immediately.

FURLONG RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5 ON THE
ENCLOSED BLUE PROXY CARD.

REASONS FOR PROPOSAL 5:

       Furlong is not currently aware of any provisions or amendments of the Bylaws that would be repealed by the adoption of this Proposal 5. However, it is possible that prior to the date of the Annual Meeting, the Company's
Board will adopt provisions or amendments to the Bylaws which could impede or frustrate the effectiveness of Furlong's nomination of its Director Nominees or its other
Proposals, negatively impact its ability to solicit and/or obtain proxies from stockholders, undermine the will of stockholders expressed in those proxies, modify the Company's corporate governance regime, or otherwise adversely affect the rights of stockholders without adequate notice.


PROPOSAL 6
AMENDMENT TO THE BYLAWS, PROVIDING FOR GREATER STOCKHOLDER
ACCESS TO THE COMPANY'S PROXY MATERIALS

       Furlong's proposed amendment was made in a timely manner and incident to the notice sent to the Company on January 22, 2013, as amended on February 5, 2013, as required by the Company's Bylaws.

The proposed amendment is as follows:
"RESOLVED, the Bylaws (the "Bylaws") of Solitron
Devices, Inc. (the "Corporation"), shall be amended to add Section 13 of Article II:
Stockholder Access. The Corporation shall include in its proxy materials for a meeting of stockholders the name, together with the Disclosure and Statement
(both defined below), of any person nominated for election to the Board of Directors by a stockholder or group thereof that satisfies the requirements below (the "Nominator"), and allow stockholders to vote with respect to such nominee on the Corporation's proxy card. Each Nominator may nominate, for election at a meeting, the greater of
(a) one candidate or (b) 25% of the total number of the Corporation's directors. To be eligible to make a nomination, a Nominator must:
(i) have beneficially owned 5% or more of the Corporation's outstanding common stock (the "Required
Shares") for at least one year;
(ii) provide written notice received by the Secretary of the Corporation within the time period specified in Section 12 of Article II of these Bylaws containing (A) with respect to the nominee, the information required by Section 12 of Article II of these Bylaws (such information is referred to herein as the "Disclosure"); and (B) with respect to the Nominator, proof of ownership of the Required Shares;
and

(iii) execute an undertaking that the Nominator agrees: (A) to assume all liability of any violation of law or regulation arising out of the Nominator's communications with stockholders, including the
Disclosure; and (B) to the extent the Nominator uses soliciting material other than the Corporation's proxy materials, such Nominator will comply with all applicable laws and regulations.
The Nominator may furnish, at the time the Disclosure is submitted to the Secretary of the Corporation, a statement for inclusion in the Corporation's proxy statement, not to exceed
500 words, in support of the nominee's
candidacy (the "Statement"). The Board of
Directors shall adopt a procedure for timely resolving disputes over whether notice of a nomination was timely given and whether the Disclosure and Statement comply with this Section, Section 12 of Article II, and any applicable SEC rules.
Notwithstanding the foregoing, the total number of directors elected at any meeting may include candidates nominated under the procedures set forth in this Section, however such nominees elected can only represent the greater of (a) one director or (b)
25% of the total number of the Corporation's directors."
       The potential positive effects of this amendment are: that upon meeting certain notice requirements, an eligible stockholder can cause the Company or Board of Directors to include in the Company's proxy statement information relating to his or her director nominee; that the Company or Board of Directors will also be required to include the eligible stockholder nominee on its proxy card and solicit proxies for the election of such nominee; and that allowing such access to the Company's proxy materials may make it both easier and cheaper for an eligible stockholder to run his, her, or its nominees in opposition to nominees of the Company.

       Opponents of the amendment may argue that the Board's nominating committee is sufficient for the purposes of properly nominating candidates for inclusion on the Company's proxy materials.

       You should carefully read the text of the proposed amendment. Furlong will vote your proxy in support of the amendment, if so instructed, in the form presented but reserves the right to vote your proxy for any alternations to the amendment, if such alternations are proposed at the Annual Meeting. If passed, the amendment will be effective immediately.

FURLONG RECOMMENDS THAT YOU VOTE FOR PROPOSAL 6 ON THE
ENCLOSED BLUE PROXY CARD.

REASONS FOR PROPOSAL 6:

       The amendment would add a new provision to the Bylaws which would allow stockholders who have a certain level of Share ownership in the Company, access to the Company's proxy materials when trying to get a stockholder nominee elected. Furlong believes the amendment would make it easier and more cost effective to solicit proxies for stockholder nominees. As a consequence Furlong believes this would greatly increase the accountability of the incumbent directors because it would be easier and cheaper to solicit votes for a stockholder nominee running in opposition to an incumbent director. Furlong believes that such opposition would inspire incumbent directors to greater performance.

PROPOSAL 7
AMENDMENT TO BYLAWS, ADDING LANGUAGE THAT CLARIFIES THE
POWER OF STOCKHOLDERS TO FILL NEWLY CREATED DIRECTORSHIPS

	Furlong's proposed amendment was made in a timely manner and incident to the notice sent to the Company on January 22, 2013, as amended on February 5, 2013, as required by the Company's Bylaws.

The proposed amendment is as follows:

"RESOLVED, the Bylaws (the "Bylaws") of Solitron
Devices, Inc. (the "Corporation"), shall be amended to add Section 17 of Article III:

Power of Stockholders to Elect Directors to Newly
Created Directorships.  Notwithstanding anything in
these Bylaws to the contrary, any new directorship
created as a result of an increase in the number of
directors constituting the whole Board may be filled
with a person elected by the stockholders and a
person so elected shall hold office until the next
annual meeting of the stockholders at which members
of such person's class of directors are elected.   At
an annual meeting or any other meeting at which directors are elected, the stockholders' power to fill a new directorship as a result of an increase in the number of directors shall supersede any such power which the Board may possess."

       The potentially positive effects of the amendment are: that it clarifies the ability of stockholders to elect directors to newly created directorships, and that it clarifies the stockholder power to elect directors at the annual meeting shall not be superseded by any power of the Board to elect directors into newly created directorships.

       Opponents of the amendment may argue that it is unnecessary because powers conferred by the amendment are already found in the Bylaws.

       You should carefully read the text of the proposed amendment. Furlong will vote your proxy in support of the amendment, if so instructed, in the form presented but reserves the right to vote your proxy for any alternations to the amendment, if such alternations are proposed at the Annual Meeting. If passed, the amendment will be effective immediately.

FURLONG RECOMMENDS THAT YOU VOTE FOR PROPOSAL 7 ON THE
ENCLOSED BLUE PROXY CARD.

REASONS FOR PROPOSAL 7

       Furlong is submitting this amendment because it feels it is necessary to clarify that the power to fill newly created director seats also resides with the stockholders, as noted in the Bylaws and under applicable law. It also feels that this amendment clarifies that stockholders have the ultimate right to select directors, whether to newly created directorships or otherwise, at the annual meeting or any other meeting at which directors are elected, a right already conferred upon the stockholders by the Bylaws and applicable law. The amendment's goal is to clarify any ambiguity that may be found in the Bylaws.

PROPOSAL NO. 8
AMENDMENT TO BYLAWS, INCREASING THE MINIMUM NUMBER OF
DIRECTOR SEATS TO SIX (6)

       Furlong's proposed amendment was made in a timely manner and incident to the notice sent to the Company on January 22, 2013, as amended on February 5, 2013, as required by the Company's Bylaws.

The proposed amendment is as follows:

RESOLVED, the Bylaws (the "Bylaws") of Solitron
Devices, Inc. ("Corporation") shall be amended to add the following to Section 10 of Article III of the
Bylaws:

Notwithstanding the foregoing, the Board of Directors of the Corporation shall consist of not less than six directors."

       The potentially positive effects of the amendment are that the Board will now consist of at least six (6) members, allowing for a greater range of opinions and ideas concerning the long term success of the Company; and that the increased Board size will also ensure that there are at least two (2) directors in each class.

       The opponents of the amendment may argue that the amendment would be inconsistent with other provisions of the Bylaws; and that the amendment cannot be deemed effective unless the Company's Certificate of Incorporation is also amended.
       You should carefully read the text of the proposed amendment. Furlong will vote your proxy in support of the amendment, if so instructed, in the form presented but reserves the right to vote your proxy for any alternations to the amendment, if such alternations are proposed at the Annual Meeting. If passed, the amendment will be effective immediately.
FURLONG RECOMMENDS THAT YOU VOTE FOR PROPOSAL 8 ON THE
ENCLOSED BLUE PROXY CARD.
REASONS FOR PROPSOAL 8

	In short, the amendment would increase the minimum size of the Board to six (6) director seats. However, this amendment does not set the Board size to a specific number.
The number of directors on the Board could be larger than six (6) up to nine (9), but if passed and made effective, the amendment will make sure the number of directors is not less than six (6). If this amendment passes and is made effective there will be a change in the composition of the Board. Furlong believes that this increase in the size of the Board may provide a larger diversity of opinions on the Board. Furlong has no reason to believe that the number of directors would exceed six (6) if the amendment is passed.


PROPOSAL NO. 9
ELECTION OF FURLONG'S SECONDARY NOMINEES

       The Board is currently composed of three (3)
Directors.  If the amendment noted at Proposal 8 above is
passed and made effective, the number of director seats up
for election will include an additional three (3) director
seats.   Furlong is seeking your support at the Annual
Meeting to elect its Secondary Nominees to these newly created director seats or fill any new directorships otherwise created prior to or at the Annual Meeting. If the above Proposal 8 is passed and made effective or the number of director seats is otherwise increased to six (6), please note that Furlong would be seeking five (5) of the then available six (6) seats for its Director Nominees
(which includes both Primary and Secondary Nominees). If elected, Furlong's Secondary Nominees and Primary Nominees together will then represent a majority of the members of the Board.

 Furlong's Secondary Nominees
       Each Secondary Nominee, as listed below, is
independent of the Company in accordance with the rules of
the Securities and Exchange Commission and Section 301 of
the Sarbanes-Oxley Act of 2002, as applicable to issuers
listed on a national securities exchange or in an inter-
dealer quotation system.   Each Secondary Nominee is
committed to exploring all alternatives to increase stockholder value.

       If elected, the Secondary Nominees are committed to acting in the best interest of the Company's stockholders and will pursue their efforts diligently and promptly.
Furlong's nominations were made in a timely manner and incident to the notice sent to the Company on January 22, 2013, as required by the Company's Bylaws.

       The Secondary Nominees, if elected and together with the Primary Nominees, will constitute a majority of the Board. If the Secondary Nominees are elected and take office as directors, they intend to discharge their duties as directors of the Company in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors.

       Below are the (1) names and ages; (2) present principal occupation and employment; (3) material occupations, positions, offices (if any), employments and directorships (if any) for the past five years of the Secondary Nominees; and (4) the disclosure of any pending proceeding (if any) in which the Secondary Nominee is adverse to the Company. Each of the Secondary Nominees has consented to serve as a Director of the Company and to be named in this Proxy Statement as a Secondary Nominee.

Steven L. Kiel (Age 34)

Present and Past Occupations

Mr. Kiel has been the president of Arquitos Capital
Management, LLC, an investment advisory company, since 2009 and the portfolio manager of Arquitos Capital Partners, LP, an investment partnership, since 2012. Mr. Kiel is also a captain and judge advocate in the Army Reserves and a veteran of Operation Iraqi Freedom. Prior to founding
Arquitos Capital Management, Mr. Kiel was a manager of donor relations at The Heritage Foundation, a nationally recognized public policy organization.

Education and Other Director Qualifications

Education: Mr. Kiel is a graduate of George Mason School of
Law and Illinois State University. He is a member of the bar in Illinois and Washington, D.C.

Mr. Kiel's current business address is 4910 Sunset Lane,
Annandale, VA 22003. Mr. Kiel is a citizen of the United
States of America.

Derek J. Cash (Age 30)

Present and Past Occupations

Mr. Cash has been an Infantry Officer in the Marine Corp reserves since 2007. Mr. Cash has served in Operation
Iraqi Freedom, Operation Enduring Freedom (Afghanistan), and has supported host nation training in several countries in Africa. Mr. Cash currently serves as a Captain and the Assistant Operations Officer and Head Quarters Commander for 3rdForce Reconnaissance Company, 4th Marine Division.

Education and Other Director Qualifications

Education: Mr. Cash is a graduate of Amherst College with a
B.A. in Psychology and Political Science.   Mr. Cash is
currently in the Georgetown University Law Center part time program and will also be completing the Expeditionary War
School distance program.

Mr. Cash's current address is 729 6th Street NE, Washington,
DC 20002. Mr. Cash is a citizen of the United States of America.

Ryan Morris (Age 28)

Present and Past Occupations and Directorships

Ryan J. Morris is the Managing Partner of Meson Capital
Partners LLC ("Meson LLC"), a San Francisco-based investment partnership, which he founded in February 2009.
Mr. Morris is currently Executive Chairman of the Board of InfuSystem Holdings, Inc., (NYSE-MKT: INFU), a leading supplier of infusion services to oncologists and other outpatient treatment settings. Mr. Morris was recently elected to the board of Lucas Energy, Inc. (NYSE-MKT: LEI), an oil and gas company. In 2011, Mr. Morris served as a member of the equity committee responsible for maximizing value to the stockholders of HearUSA, Inc., a provider of hearing aids and other hearing care. Prior to founding
Meson LLC, in July 2008 he co-founded VideoNote LLC, a small and profitable educational software company with customers including Cornell University and The World Bank, and he continues to serve as its Chief Executive Officer.
Mr. Morris has a Bachelor's of Science and Masters of Engineering degree in Operations Research & Information
Engineering from Cornell University, is a Chartered
Financial Analyst.

Education and Other Director Qualifications

Education:  BSc., M.Eng Operations Research and Information
Engineering, Cornell University. He has passed all three levels of the CFA Program.

Mr. Morris's current business address is 2687 California
St,, San Francisco, CA 94115.  Mr. Morris is a citizen of
Canada.

       The Secondary Nominees will not receive any compensation from Furlong for their role as directors of the Company. If Daniel Rudewicz is not elected to the Board and anyone of the Secondary Nominees is elected, such Secondary Nominees will be jointly and severably responsible for the payment of the legal costs incurred in connection with the preparation of proxy materials.
Otherwise, there are no arrangements or understandings among any of Secondary Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by the Secondary
Nominees to be named in this Proxy Statement and on the enclosed BLUE proxy card and to serve as a Director of the Company if elected.


       Furlong does not expect that its Secondary Nominees will be unable to stand for election, but, in the unforeseen event any of the Secondary Nominees are incapable of serving or for good cause will not serve, the Shares represented by the enclosed BLUE proxy card will be cast for a substitute nominee, if the unforeseen eventuality is not prohibited under the Bylaws and applicable legalities. In addition, Furlong reserves the right to nominate a substitute person if the Company makes or announces any changes to its Bylaws or takes or verbalizes any other action that has, or if consummated would have, disqualified the Secondary Nominee, to the extent this action is not prohibited under the Bylaws and applicable law. In any such case, the Shares represented by the enclosed BLUE proxy card will be voted in favor of a substitute nominee, including any Primary Nominee.

       Furlong reserves the right to nominate for election additional person(s), including any Primary Nominee, to the extent that opting for this action is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing number, or above its contemplated size at the conclusion of the Annual Meeting, or enlarges the number of Directors whose terms expire at the Annual Meeting.

       Additional nominations made pursuant to the preceding sentence should be without prejudice to the position of Furlong that any attempt by the Company to increase the size of the Board, or to re-classify, reconstitute or reconfigure the Board, would constitute unlawful manipulation of the Company's corporate machinery.

FURLONG RECOMMENDS THAT YOU VOTE FOR ALL OF ITS SECONDARY
NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

REASONS FOR PROPOSAL 9

	If the amendment found at Proposal 8 is passed and made effective or the number of directors seats is otherwise increased to six (6), Furlong intends to nominate for election at the Annual meeting it Secondary Nominees to the three (3) newly created Board seats. As a stockholder in the Company, Furlong has one major goal, to see stockholder value increased. If elected, Furlong's
Secondary Nominees will work constructively with the rest of the Board and to the best of their ability in the effort to increase stockholder value. Furlong believes its Secondary Nominees will provide valuable insights to the Board. Additionally, the Board, according to the Company's most recent public filings with the Commission, has not seen a change in membership since 1996. All director terms have expired. An annual meeting for the election of directors, a right secured under the applicable Delaware law for the stockholders, has not been held in over ten
(10) years. Furlong's Secondary Nominees are committed to exercising their independent judgment and would seek to work constructively with the other directors.

VOTING AND PROXY PROCEDURES
       Only stockholders of record will be entitled to notice of and to vote at the Annual Meeting. Each Share is entitled to one vote. Stockholders who sell Shares before the record date (or acquire them without voting rights after the record date) may not vote such Shares. Stockholders of record on the record date will retain their voting rights in connection with the Annual Meeting even if they sell their Shares after the record date. Based on publicly available information, Furlong believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Shares. As indicated in the Company's proxy materials sent on or about ___________________, the record date is the close of business on __________________. According to the Company's most recently filed 10-Q quarterly report there are 2,177,832 Shares of the Company's stock were issued, outstanding and entitled to vote at the Annual Meeting.
       Shares represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Furlong's Director Nominees to the Board; FOR the Company's nominees other than ______________________ FOR Proposals 2,3,4,5,6,7, and 8;
and in the discretion of the person named as proxy on all other matters as may properly come before the Annual Meeting.
       According to the Company's proxy statement (not yet filed or released) for the Annual Meeting, the current
Board intends to nominate __________________candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect not only Furlong's Director Nominees, but also the Company's nominees other than __________________. This gives stockholders who wish to vote for Furlong's Director Nominees the ability to exercise their full voting rights by allowing them to cast votes for all the director seats up for election. The background and qualifications of the Company's nominees and other information about them, can be found in the Company's most recently filed 10-K annual report. There is no assurance that any of the Company's nominees will serve as directors if Furlong's Director Nominees are elected. Requirements as to Quorum and Broker Non-Votes
	In order to constitute a quorum with respect to each matter to be presented at the Annual Meeting, the majority (over 50%) of the outstanding Shares entitled to vote must be represented at the Annual Meeting, either in person or proxy. If you vote or abstain from voting by using the BLUE card, your Shares will be part of the quorum. Under this solicitation, broker non-votes will count as Shares that are present for the purpose of establishing a quorum. However, Broker non-votes will not be counted as votes cast in favor of or against or as abstentions in relation to the election of directors or in relation to Proposals 2,3,4,5,6,7, or 8.
       A "broker non-vote" is a proxy submitted by a bank, broker or other custodian that does not indicate a vote or an abstention from voting for some of the proposals because the broker does not have or does not exercise discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on those proposals.
       Brokers cannot vote on their customers' behalf on "non-routine" proposals. If you hold your Shares in "street name" and do not provide voting instructions to your bank, broker, or other custodian, your Shares will not be voted on any proposal on which your broker does not have or does not exercise discretionary authority to vote, including any non-routine matter for which you do not provide voting instructions. A broker non-vote on any of the non-routine proposals presented at the Annual Meeting will have no effect on the outcome of the proposal. The election of directors and Proposals 2,3,4,5,6,7, and 8 are non-routine matters.

Votes Required

       Election of Directors: According to the Bylaws, applicable Delaware law, and to the best of Furlong's knowledge, there may be several voting standards applicable to the election of directors.

If directors are elected prior to the passage and effectiveness of Proposal 2:

Directors may be elected by a majority of the voting power present and entitled to vote. This means that in order for a director to win a seat he or she must receive more FOR votes than the number of AGAINST votes and ABSTENTIONS. A stockholder who ABSTAINS with respect to the election of a director will have the effect of casting a vote AGAINST the director nominee; or

Directors may be elected by plurality vote. This means that of all the directors nominated, including both Furlong's Director Nominees and the Company's nominees, the nominees receiving the highest number of FOR votes will be elected into the then available director seats. A stockholder who ABSTAINS with respect to the election of a director or votes
AGAINST a director will have no effect on the outcome.

If directors are elected after the passage and effectiveness of Proposal 2:

Directors will be elected by a plurality vote. This means that of all the directors nominated, including both Furlong's Director Nominees and the Company's nominees, the nominees receiving the highest number of FOR votes will be elected into the then available director seats. A stockholder who ABSTAINS votes with respect to the election of a director or votes
AGAINST a director will have no effect on the outcome.

       Proposal 2: Amendment Adding Language that Clarifies the Majority Voting Standard for Director Elections:
According to the Bylaws, applicable Delaware law, and to
the best of Furlong's knowledge, Proposal 2 requires a majority of the voting power present and entitled to vote
in order to pass.   This means that the number of votes FOR
the Proposal must exceed the number of votes AGAINST the proposal and the number of ABSTENTIONS. A stockholder who abstains with respect to the Proposal will have the effect of casting a vote AGAINST the Proposal.
	Proposal 3: A Nonbinding Resolution Strongly Urging the Company's Board to Immediately Redeem any and all Outstanding Rights plans. According to the Bylaws, applicable Delaware law, and to the best of Furlong's knowledge, Proposal 3 requires a majority of the voting
power present and entitled to vote in order to pass.   This
means that the number of votes FOR the Proposal must exceed the number of votes AGAINST the proposal and the number of ABSTENTIONS. A stockholder who abstains with respect to the Proposal will have the effect of casting a vote AGAINST
the Proposal.
	Proposal 4: Amendment Requiring Stockholder Approval in Order to Adopt Poison-Pills or other Rights Plans. According to the Bylaws, applicable Delaware law, and to the best of Furlong's knowledge, Proposal 4 requires a majority of the voting power present and entitled to vote
in order to pass.   This means that the number of votes FOR
the Proposal must exceed the number of votes AGAINST the proposal and the number of ABSTENTIONS. A stockholder who abstains with respect to the Proposal will have the effect of casting a vote AGAINST the Proposal.
       Proposal 5: A Binding Resolution to Repeal Certain Non-Filled and Inconsistent Bylaw Provisions: According to the Bylaws, applicable Delaware law, and to the best of Furlong's knowledge, Proposal 5 requires a majority of the
voting power present in order to pass.   This means that
the number of votes FOR the Proposal must exceed the number of votes AGAINST the proposal and the number of
ABSTENTIONS.  A stockholder who abstains with respect to
the Proposal will have the effect of casting a vote AGAINST
the Proposal.
       Proposal 6: Amendment to Allow for Greater
Shareholder Access. According to the Bylaws, applicable Delaware law, and to the best of Furlong's knowledge, Proposal 6 requires a majority of the voting power present
and entitled to vote in order to pass.   This means that
the number of votes FOR the Proposal must exceed the number of votes AGAINST the proposal and the number of ABSTENTIONS. A stockholder who abstains with respect to the Proposal will have the effect of casting a vote AGAINST the Proposal.

       Proposal 7: Amendment Adding Language that Clarifies the Stockholders' Right at the Annual Meeting or at any Other Meetings at which Directors are Elected. According to the Bylaws, applicable Delaware law, and to the best of Furlong's knowledge, Proposal 6 requires a majority of the voting power present and entitled to vote to pass. This means that the number of votes FOR the Proposal must exceed the number of votes AGAINST the proposal and the number of ABSTENTIONS. A stockholder who abstains with respect to the Proposal will have the effect of casting a vote AGAINST the Proposal.

       Proposal 8:* Amendment Increasing the Minimum Size of the Board to Six (6). Proposal 8: Amendment Increasing the Minimum Size of the Board to Six (6). According to the Bylaws, applicable Delaware law, and to the best of Furlong's knowledge, there may be two voting standards applicable to Proposal 8:

If Proposal 8 is not deemed inconsistent with
existing Bylaws, it will require a majority of the
voting power present and entitled to vote in order to
pass.   This means that the number of votes FOR the
Proposal must exceed the number of votes AGAINST the proposal and the number of ABSTENTIONS. A stockholder who abstains with respect to the Proposal will have the effect of casting a vote AGAINST the Proposal; or

If the Proposal is deemed to be inconsistent with
Section 2 of Article III of the Bylaws it will require a vote of eight percent (80%) of the shares entitled to vote in order to pass. This means that 80% of all of the Company's outstanding Shares which are entitled to vote must vote FOR the Proposal.

*Proposal 8 may be deemed inconsistent with the
Certification of Incorporation of Company ("Certificate").
If the Proposal is deemed to be inconsistent with the
Certificate, the Certificate must be first amended in order
for Proposal 8 to be made effective.   The Certificate can
only be amended up proper Board approval.

Revocation of Proxies

       Stockholders of the Company may revoke their proxies at any time by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered to Furlong Financial, LLC in care of Daniel Rudewicz at the address located at the top of this Proxy Statement or to the Secretary of the Company
Mr. Shevach Saraf, at 3301 Electronics Way, West Palm
Beach, FL 33407. Although a revocation is effective if delivered to the Company, Furlong requests that either the original or photostatic copies of all revocations be mailed to Daniel Rudewicz at Furlong Financial, LLC at the address at the top of this Proxy Statement so that Furlong will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date. Additionally, Furlong may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies.

       SOLICITATION OF PROXIES AND ASSOCIATED COSTS

       The solicitation of proxies pursuant to this Proxy
Statement is being made by Furlong, at the direction of Furlong Financial LLC and Daniel Rudewicz. Proxies may be solicited by mail, facsimile, telephone, telegraph, internet, in person and by advertisements.

       Furlong has entered into an agreement with Hafelein
White, LLC, an Illinois based law firm, for legal services in connection with this solicitation, for which Hafelein
White, LLC will receive a fee not to exceed $16,000, together with reimbursement for its reasonable out-of-pocket expenses. Hafelein White, LLC will not be soliciting proxies on behalf of Furlong.

       Furlong may enter into an agreement with ____________________. ______________ will be responsible for mailing this Proxy Statement and the attached BLUE proxy card to the stockholders specified by Furlong.
__________________ will receive a fee not to exceed
___________.  ________________ will use approximately
_______________ employees in its mailing efforts. Furlong, with the ministerial assistance of _______________, if ___________________ is retained, will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Furlong has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.
Additionally, Furlong may reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

       Subject to the arrangements listed under Proposal 1 and Proposal 9, the entire expense associated with the solicitation of proxies is being borne by Furlong. The entire estimated cost of this solicitation is _____________________ . Furlong may choose to seek reimbursement from the Company for all or some of the costs associated with this solicitation. The question of reimbursement will not be submitted to the vote of the Company's security holders.


PARTCIPANT INFORMATION

	The participants in this proxy solicitation are:

       Furlong Financial LLC
       Furlong Fund LLC ("Furlong")
       Daniel Rudewicz
       Benjamin Large
       Steven L. Kiel
       Derek J. Cash
       Ryan Morris.

	Furlong Financial LLC, Furlong Fund LLC, and Daniel
Rudewicz

       Furlong Financial, LLC is a private investment management company that operates Furlong as its sole manager. Furlong is a private investment fund which is comprised of a diverse portfolio of securities investments.
The principal business of Furlong is the buying and selling of securities for investment purposes. The principal business of Furlong Financial, LLC is serving as the manager of Furlong.

       The principal occupation of Daniel Rudewicz is serving as the sole managing member of Furlong Financial, LLC. The principal business address of Furlong Financial, LLC, Furlong Fund LLC, and Daniel Rudewicz is 10 G Street,
NE Suite 710, Washington, DC 20002.

	Benjamin Large

	The principal occupation of Benjamin Large is manager of Nutmeg Investments LLC, a private investment group. The principal business address of Benjamin Large is P.O. Box
2163, Manhattan Beach, CA 90276.

	Steven L. Kiel

	The principal occupation of Steven L. Kiel is president of Arquitos Capital Management LLC, an investment advisory company. The principal business address of Steven
L. Kiel is 4910 Sunset Lane, Annandale, VA 22003.

	Derek J. Cash

	The principal occupation of Derek J. Cash is captain and assistant operations officers and headquarters commander for the 3rd Force Reconnaissance Company, 4th
Marine Division.  The principal address of Derek J. Cash is
729 6th Street NE, Washington, DC 20002.

       Ryan Morris

       The principal occupation of Ryan Morris is managing partner at Meson Capital Partners, LP, a private investment management company. The principal business address of Ryan
Morris is 531 E. State St, Ithaca, NY, 14850.

Share Ownership of the Participants

	No participant, other than Furlong, Furlong Financial
LLC, and Daniel Rudewicz own any Shares of the Company, directly or indirectly.

       Furlong beneficially and directly owns 18,000 shares of the Company. As the sole manager of Furlong Fund, Furlong Financial, LLC may be deemed to beneficially and indirectly own the 18,000 shares beneficially owned by Furlong Fund. Daniel Rudewicz, as the sole managing member of Furlong Financial, LLC, may be deemed to beneficially and indirectly own the 18,000 shares deemed to be beneficially owned by Furlong Financial, LLC.
Other Interests, Transactions and Qualifications

        Except as set forth in this Proxy Statement Furlong is under the reasonable belief that: (i) during the past
10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation beneficially, directly or indirectly, owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company;
(viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no participant in this solicitation holds any positions or offices with the Company; (xiii) no participant in this solicitation has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no corporations or organizations, with which any participant in this solicitation has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company.


INFORMATION RELATING TO LARGE BENEFICICAL STOCKHOLDERS

The following Information was taken from the Company's publicly filed reports, as filed with the Securities and Exchange Commission since the filing of the Company's most recent 10-K annual report (including the 10-K):

Share ownership of Stockholders holding 5% or more of Company stock as of February 5, 2013. Unless noted below each stockholder has sole voting and investment power with respect to the Shares beneficially owned.

Name and Address 				Shares of Common Stock
Beneficially Owned

       Number
	Percentage


John Stayduhar 				202,182 (1)		9.3%
C/O John Farina
1610 Forum Place #900
West Palm Beach, FL 33401

Alexander C. Toppan			183,972 (2)		8.4%
40 Spectacle Ridge Road
South Kent, CT 06785

James R. Schembs			170,768 (3)		7.8%
10853 8th Ave NW
Seattle, WA 98177

(1) As reported on the Company's most recent 10-K, this number is based solely on a verbal representation from the shareholder on May 16, 2012.

(2) As reported on the Company's most recent 10-K, this number is based solely on the Schedule 13G/A filed with the Commission on February 14, 2012.

(3) This number is based solely on the Schedule 13D/A filed on December 12, 2012.


INFORMATION RELATING TO SHARES OWNED BY DIRECTORS AND
EXECUTIVE OFFICERS OF THE COMPANY AS A GROUP

The following Information was taken from the Company's publicly filed reports, as filed with the Securities and Exchange Commission since the filing of the Company's most recent 10-K annual report (including the 10-K):

Share ownership of directors and executive officers of the Company as of February 5, 2013. Unless noted below each stockholder has sole voting and investment power with respect to the Shares beneficially owned.

Directors and officers                	Shares of Common
Stock Beneficially Owned

       Number   		Percent

Shevach Saraf*                     		650,415 (1)
	29.87%

Joseph Schlig*                      		3,000 (1)
		**

Dr. Jacob Davis*                         		11,000 (1)
		**

All Directors and Executive		664,415
	30.5%
Officers as a group (three persons)

*Director of the Company.
**Denotes less than one percent of class.

(1) Includes shares that may be acquired upon exercise of options that are exercisable within sixty (60) days of May
20, 2012 in the following amounts: Mr. Saraf ? 432,260
shares; Mr. Schlig ? 3,000 shares; Dr. Davis ? 11,000 shares.

All directors and officers herein listed have reported an address of 3301 Electronics Way, West Palm Beach, FL 33407 on the most recently filed 10-K annual report.

TRANSACTION IN SECURITIES OF SOLITRON DEVICES, INC.
DURING THE PAST TWO YEARS

Class of Security, Number of Securities Purchased/(Sold) by
Furlong Fund,  Date of Purchase/Sale

Common Voting Stock	8,000		9/28/2012

Common Voting Stock	5,000		9/21/2012

Common Voting Stock	1,000		2/9/2010

Common Voting Stock	2,000		1/27/2010

Common Voting Stock	2,000		1/26/2010

OTHER MATTERS AND ADDITIONAL INFORMATION

Other Matters

       Other than matters and proposals discussed above, Furlong is not aware of any other matters to be considered at the Annual Meeting. However, should other matters, of which Furlong is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the person named as proxy on the enclosed BLUE proxy card will vote on such matters in his discretion.

Stockholder  Proposals

       The Company has not held an annual meeting in over ten (10) years, and has not released a proxy statement in relation to the Annual Meeting. Accordingly, Furlong does not know the deadline for the submission of stockholder proposals for inclusion with the Company's Proxy materials in relation to the 2014 annual meeting.

       According to the Company's Bylaws, in order to
properly present a proposal (including nominations for the
Board) at the annual meeting (whether or not to be included
in the Company's proxy materials), the Bylaws of the
company require advance notice of such proposal (including
the nomination of directors) to be sent to the Secretary of
the Company.  In order to be timely, notice must be
delivered or mailed to and received at the principal
executive offices of the Company not less than thirty (30)
days prior to the date of the annual meeting.  In the event
that less than forty (40) days' notice or prior public
disclosure of the date of the annual meeting is given or
made to stockholders, to be timely, a stockholder's notice
must be received not later than the close of business on
the tenth (10th) day following the day on which such notice
of the date of the annual meeting was mailed or such public
disclosure was made.   The notice that you must provide
must include specific information concerning the proposal
(including the nomination of the directors). In the event that a stockholder proposal intended to be presented for action at an annual meeting is not received in a timely manner, then the persons designated as proxies in the proxies solicited by the board of directors in connection with that Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for that annual meeting. Please see the Company's Bylaws for further instruction.

Incorporation by Reference

FURLONG HAS OMITTED FROM THIS PROXY STATEMENT CERTAIN
DISCLOSURE THAT IS INCLUDED IN THE COMPANY'S MOST RECENTLY
FILED 10-K ANNUAL REPORT.  THIS DISCLOSURE INCLUDES, AMONG
OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE
COMPANY'S DIRECTORS, INFORMATION CONCERNING EXECUTIVE
COMPENSATION, AND OTHER IMPORTANT INFORMATION.

FURLONG DOES NOT HAVE ANY KNOWLEDGE INDICATING THAT ANY
STATEMENT MADE BY FURLONG IN THESE PROXY MATERIALS IS
UNTRUE.
THE INFORMATION CONCERNING THE COMPANY CONTAINED IN THIS
PROXY STATEMENT HAS BEEN TAKEN FROM, OR IS BASED UPON,
PUBLICLY AVAILABLE INFORMATION.

IMPORTANT

       Tell your Board what you think!  Your vote is
important.  No matter how many Shares you own, please give
Furlong your proxy FOR the election of Furlong's Nominees
and FOR Furlong's Proposals by:

*	Signing the enclosed BLUE proxy card,
*	Dating the enclosed BLUE proxy card, and
*	Mailing the enclosed BLUE proxy card TODAY in the
envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the internet.

Please refer to the enclosed BLUE proxy card for instructions on how to vote electronically or by telephone.
You may also vote by signing, dating and returning the enclosed BLUE proxy card.

Any document incorporated by reference herein and not delivered to the stockholders will be delivered upon request by the stockholder.

If you have any questions or require any additional information concerning this Proxy Statement, please contact
Daniel Rudewicz at the information noted below:

Daniel Rudewicz
Furlong Financial, LLC
10 G Street, NE
Suite 710
Washington, DC 20002
202-999-8854





PRELIMINARY BLUE PROXY CARD

SOLITRON DEVICES, INC.
2013 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS BEING SOLICITED ON BEHALF OF:
FURLONG FUND LLC
FURLONG FINANCIAL LLC
AND
DANIEL RUDEWICZ

THE BOARD OF DIRECTORS OF SOLITRON DEVICES, INC. IS NOT
SOLICITING THIS PROXY

       The undersigned appoints Daniel Rudewicz, as sole managing member of Furlong Financial, LLC, attorney and agent with full power of substitution to vote all shares of common stock of Solitron Devices, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the 2013 annual meeting of Shareholders of the Company scheduled to be held on ____________________ at _________________local time or any adjournment or postponement thereof, at
_______________________ ("Annual Meeting").

       The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof.

IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED
AND IN THE DISCRETION OF THE HEREIN NAMED ATTORNEY AND
PROXY OR HIS SUBSTITUTES WITH RESPECT TO ANY OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING THAT ARE
UNKNOWN TO  FURLONG FUND ("FURLONG") A REASONABLE TIME
BEFORE THIS SOLICITATION.

IF YOU SIGN THIS BLUE PROXY CARD AND NO DIRECTION IS
INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE,
THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3,4,5,6,7,8,
AND 9.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side or the completion of the Annual Meeting.

PROXY CARD
VOTE BY MAIL, TELEPHONE, OR INTERNET.

Please complete, sign, date and return the proxy card in the envelope provided. Alternatively, you may use you control number and execute your proxy via telephone by calling____________, or internet by accessing
______________com. The related proxy statement can be accessed at ___________________.com.

[x] Please mark vote as in this example


1.	ELECTION OF FURLONG'S PRIMARY NOMINEES

FURLONG RECOMMENDS A VOTE "FOR" IT'S PRIMARY NOMINEES IN
PROPOSAL 1

Furlong's Primary Nominees:


Daniel Rudewicz
Benjamin Large

       [   ]	FOR ALL PRIMARY NOMINEES
	[   ]	AGAINST ALL PRIMARY NOMINEES
       [   ]	ABSTAIN FROM VOTING FOR ALL PRIMARY NOMINEES
       [   ] 	FOR ALL PRIMARY NOMINEES EXCEPT

       Furlong intends to use this proxy to vote (i) "FOR"
Daniel Rudewicz and Benjamin Large, and (ii) "FOR" the
nominees of the Company other than ___________________.
Furlong is not seeking authority to vote for Company
nominees ____________________ and will not exercise any
such authority.  The background and qualifications of the
candidates who have been nominated by the Company, and
other information about them, can be found in the Company's
proxy statement (not yet filed or released).   There is no
assurance that any of the candidates nominated by the Company will serve as directors if Furlong's Nominees are elected.

Note: If you do not wish for your shares to be voted "FOR"
a particular nominee, mark the "FOR ALL PRIMARY NOMINEES
EXCEPT" box and write the name(s) of the nominee(s) you do
not support the on lines below and indicate whether your
shares should be voted against the nominee(s) or abstained
from voting for the nominee(s).  Your shares will be voted
for the remaining nominee(s).  You also may abstain from
voting for or vote against the nominees of the Company by
writing the name(s) of the nominee(s) below and indicating
whether your shares should be voted against the nominee(s)
or abstained from voting for the nominee(s).   Please use
one line per nominee.

_________________________________  [   ] AGAINST    [   ]
ABSTAIN


_________________________________ [   ] AGAINST    [   ]
ABSTAIN


_________________________________ [   ] AGAINST    [   ]
ABSTAIN


2. 	FURLONG'S PROPOSAL TO AMEND THE BYLAWS, CLARIFYING
THE MAJORITY VOTING STANDARD FOR DIRECTOR ELECTIONS

       For		Against
	Abstain
       			[   ]		[   ]		[   ]

FURLONG RECOMMENDS A VOTE "FOR" PROPOSAL 2

3.	FURLONG'S NONBINDING RESOLUTION URGING THE BOARD TO
REDEEM ANY AND ALL OUTSTANDING RIGHTS

				For		Against
	Abstain
       			[   ]		[   ]		[   ]

FURLONG RECOMMENDS A VOTE "FOR" PROPOSAL 3


4.	FURLONG'S PROPOSAL TO AMEND THE BYLAWS, REQUIRING
STOCKHOLDER APPROVAL IN ORDER TO AUTHORIZE,
ESTABLISH, ADOPT, OR AMEND ANY RIGHTS PLAN, POISON
PILL OR SIMILAR PLAN


       For		Against
	Abstain
       			[   ]		[   ]		[   ]


FURLONG RECOMMENDS A VOTE "FOR" PROPOSAL 4

5.	FURLONG'S BINDING RESOLUTION THAT WOULD THAT WOULD
REPEAL BYLAWS THAT WOULD FRUSTRATE CERTAIN
STOCKHOLDER RIGHTS

       For		Against
	Abstain
       			[   ]		[   ]		[   ]


FURLONG RECOMMENDS A VOTE "FOR" PROPOSAL 5

6.	FURLONG'S PROPOSAL TO AMEND THE BYLAWS, PROVIDING FOR
GREATER STOCKHOLDER ACCESS TO THE COMPANY'S PROXY
MATERIALS

       For		Against
	Abstain
       			[   ]		[   ]		[   ]



FURLONG RECOMMENDS A VOTE "FOR" PROPOSAL 6


7.	FURLONG'S PROPOSAL TO AMEND THE BYLAWS, CLARIFYING
THE POWER OF STOCKHOLDERS TO FILL NEWLY CREATED
DIRECTORSHIPS

       For		Against
	Abstain
       			[   ]		[   ]		[   ]


FURLONG RECOMMENDS A VOTE "FOR" PROPOSAL 7

8.	FURLONG'S AMENDMENT TO BYLAWS, INCREASING THE MINIMUM
NUMBER OF DIRECTOR SEATS TO SIX (6)

       For		Against
	Abstain
       			[   ]		[   ]		[   ]

FURLONG RECOMMENDS A VOTE "FOR" PROPOSAL 8

9.	ELECTION OF FURLONG'S SECONDARY NOMINEES

FURLONG RECOMMENDS A VOTE "FOR" IT'S SECONDARY NOMINEES IN
PROPOSAL 9


Furlong's Secondary Nominees:

Steven L. Kiel
Derek J. Cash
Ryan Morris

       [   ]	FOR ALL SECONDARY NOMINEES
	[   ]	AGAINST ALL SECONDARY NOMINEES
       [   ]	ABSTAIN FROM VOTING FOR ALL SECONDARY NOMINEES
       [   ] 	FOR ALL SECONDARY NOMINEES EXCEPT

       Conditioned on the passage and effectiveness of Proposal 8 or any other increase in the Board of Directors prior to or at the Annual Meeting Furlong intends to use this proxy to vote "FOR" Steven L. Kiel, Derek J. Cash, and
Ryan Morris.

Note: If you do not wish for your shares to be voted "FOR" a particular nominee, mark the "FOR ALL PRIMARY NOMINEES
EXCEPT" box and write the name(s) of the nominee(s) you do not support on the lines below and indicate whether your shares should be voted against the nominee(s) or abstained from voting for the nominee(s). Your shares will be voted for the remaining nominee(s). Please use one line per nominee.

_________________________________  [   ] AGAINST    [   ]
ABSTAIN


_________________________________ [   ] AGAINST    [   ]
ABSTAIN


_________________________________ [   ] AGAINST    [   ]
ABSTAIN


 Dated ____________________________, 2013


___________________________________________
(Name)

___________________________________________
(Signature)

___________________________________________
(Signature, if held jointly)

___________________________________________
(Title)

NOTE: WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD
EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC.
SHOULD INDICATE IN WHAT CAPACITY THEY ARE SIGNING.  PLEASE
SIGN EXACTLY AS THE NAME APPEARS ON THIS PROXY.



39